EXHIBIT 99.6



                               UNAUDITED PRO FORMA
                 CONDENSED COMBINED CONSOLIDATED FINANCIAL DATA
                          OF TAYLOR MADISON AND TELZUIT


     On May 6, 2005, Telzuit Technologies, LLC ("Telzuit") and Taylor Madison Corp. ("Taylor Madison / Registrant") reached an agreement. Telzuit LLC formed a wholly-owned subsidiary Telzuit Technologies, Inc. ("Telzuit Inc."). Pursuant to an Asset Purchase Agreement, Telzuit LLC transferred all of its assets to Telzuit Inc. Telzuit, Telzuit Inc. and Taylor Madison then entered into a Share Exchange Agreement pursuant to which Telzuit transferred 100% of the capital stock of Telzuit Inc. in exchange for 2,207,723 shares of Series B Preferred Stock. Due to the conversion rate (12 to 1), irrevocable proxies, and proposed reverse stock split, upon completion of the Share Exchange, Telzuit had voting control of the Taylor Madison. The following unaudited pro forma condensed combined consolidated financial statements have been prepared to give effect to the completed acquisition, which was accounted for as a reverse acquisition in accordance with Statement of Financial Accounting Standards No. 141 ("SFAS 141"), "Business Combinations" in which Taylor Madison was acquired by Telzuit (a reverse acquisition in which Telzuit is considered the acquirer for accounting purposes).

     The following unaudited pro forma condensed combined consolidated balance sheet as of March 31, 2005 and the unaudited pro forma condensed combined consolidated statement of operations for the years ended December 31, 2004 and 2003 and the three months ended March 31, 2005 and 2004 are derived from the historical consolidated financial statements of Taylor Madison as of and for the three months ended March 31, 2005 and 2004, for the year ended June 30, 2004, for the six months ended June 30, 2003 and the six months ended December 31, 2002, and Telzuit as of and for the three months ended March 31, 2005 and 2004 and for the years ended December 31, 2004 and 2003. The assumptions, estimates and adjustments herein have been made solely for purposes of developing these pro forma financial statements.

     The unaudited pro forma condensed combined consolidated balance sheet gives effect to the share exchange as if it had occurred on March 31, 2005 and combines the historical unaudited balance sheet of Taylor Madison at March 31, 2005 and the historical unaudited balance sheet of Telzuit at March 31, 2005. The unaudited pro forma condensed combined consolidated statements of operations for the three months ended March 31, 2005 and 2004 gives effect to the proposed share exchange as if it had occurred on January 1, 2005 and 2004, respectively. The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2004 gives effect to the proposed reverse merger of Taylor Madison and Telzuit as if it had occurred on January 1, 2004 and, due to different fiscal period ends, combines the historical results of Taylor Madison for the year ended June 30, 2004 and the historical results of Telzuit for the fiscal year ended December 31, 2004. The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2003 gives effect to the proposed reverse merger of Taylor Madison and Telzuit as if it had occurred on January 1, 2003 and, due to different fiscal period ends, combines the historical results of Taylor Madison for the six months ended June 30, 2003 and the six months ended December 31, 2002 and the historical results of Telzuit for the fiscal year ended December 31, 2003.


     The unaudited pro forma condensed combined consolidated financial statements do not include any adjustments regarding liabilities incurred or cost savings achieved resulting from integration of the two companies, as management is in the process of assessing what, if any, future actions are necessary. However, additional liabilities ultimately may be recorded for other costs associated with removing redundant operations that could affect amounts in these pro forma condensed combined consolidated financial statements, and their effects may be material.

     The unaudited pro forma condensed combined consolidated financial statements should be read in conjunction with the historical audited consolidated financial statements and related notes of Taylor Madison, "Management's Discussions and Analysis of Financial Condition and Results of Operations" contained in Taylor Madison's Annual Report on Form 10-K for the fiscal year ended June 30, 2004, as well as the historical financial statements and related notes of Telzuit for the year ended December 31, 2004 and 2003, which are attached as Exhibit 99.5 to this Current Report on Form 8-K/A (Amendment No. 1). The unaudited pro forma condensed combined consolidated financial statements are not intended to represent or be indicative of the consolidated results of operations or financial condition of Taylor Madison that would have been reported had the reverse merger been completed as of the dates presented, and should not be construed as representative of the future consolidated results of operations or financial condition after the share exchange.


                                              Taylor Madison Corp. and Subsidiaries
                                          Pro Forma Condensed Consolidated Balance Sheet


                                                                     Historical
                                                 -------------------------------------------
                                                    Registrant
                                                  Taylor Madison              Telzuit                                 Pro Forma
                                                       Corp.              Technologies, LLC                            Combined
                                                   March 31, 2005           March 31, 2005        Pro Forma         March 31, 2005
                                                     Unaudited                 Unaudited         Adjustments          Unaudited
                                                 -------------------  ----------------------   ---------------   -------------------
ASSETS
Current assets:
Cash and cash equivalents                        $             2,156                 71,190  b       1,057,250              779,966
                                                                                             d        (349,724)
                                                                                             f            (906)
Prepaid expenses and other current assets                      7,300                 32,350  f          (7,300)              32,350
                                                 -------------------  ----------------------                     -------------------
Total current assets                                           9,456                103,540                                 812,316
                                                 -------------------  ----------------------                     -------------------

Furniture and equipment, net                                                         87,758                                  87,758
Patents                                                                              55,962                                  55,962
Other assets                                                                        118,321  d         164,400              282,721
                                                 -------------------  ----------------------                     -------------------
                                                                 -                  262,041                                 426,441
                                                 -------------------  ----------------------                     -------------------

Total assets                                     $             9,456    $           365,581                               1,238,757
                                                 ===================  ======================                     ===================


LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
Accounts payable                                 $           120,360                 78,835  d         (25,840)              80,085
                                                                                             f         (93,270)
Accrued payroll  and other expenses                          160,618                 15,891  d         (70,000)              15,891
                                                                                             f         (90,618)
Income tax payable                                            32,513                      -  d         (32,513)                   -
Loan payable related party                                    56,971                      -  d         (56,971)                   -
                                                 -------------------  ----------------------                     -------------------
Total current liabilities                                    370,462                 94,726                                  95,976
                                                 -------------------  ----------------------                     -------------------

10% convertible debentures                                       -                        -  b       1,057,250            1,057,250
                                                                                                                 -------------------

Commitments and contingencies

Shareholders' equity (deficiency):
Preferred shares, $0.001 par value,
8.6 million shares authorized,
no shares issued and outstanding                                 -
Series B preferred shares,
$0.001 par value, 2.3 million shares
authorized, 0 and 2,207,723 pro forma
shares issued and outstanding                                    -                        -  c           2,208                2,208
Common shares, $0.001 par value,
50 million shares authorized
30,911,405 and 997,142 -pro forma shares
issued and outstanding respectively                           30,911                         a         (29,914)                 997
Members' equity                                                  -                  270,855  c        (270,855)                   -
Additional paid-in capital                                11,826,383                      -  a          29,914           12,124,944
                                                                                             c         268,647
Accumulated deficit                                      (12,218,300)                     -  f         175,682          (12,042,618)
                                                 -------------------  ----------------------                     -------------------
Total shareholders' equity (deficiency)                     (361,006)               270,855                                  85,531
                                                 -------------------  ----------------------                     -------------------

Total liabilities and shareholders'
equity (deficiency)                              $            9,456     $           365,581                       $       1,238,757
                                                 ===================  ======================                     ===================

(a)  to account for the 1-31 stock split
(b) to issue 10% convertible debentures
(c) issuance of preferred stock
(d) use of proceeds
(e) payables to be written off
(f) Payables to be transferred


                                           Taylor Madison Corp. and Subsidiaries
                                  Proforma Condensed Consolidated Statement of Operations
                                                        (Unaudited)




                            Historical
                            Registrant    Target
                              Taylor     Telzuit
                             Madison   Technologies,             Pro Forma                    Target
                              Corp.        LLC                   Combined     Historical      Telzuit
                               For         For                      For       Registrant   Technologies,                 Pro Forma
                            the three-  the three-              the three-  Taylor Madison      LLC                       Combined
                              months     months                   months         Corp.      For the year                For the year
                              ended       ended                    ended     For the year      ended                        ended
                             March 31,   March 31,   Pro Forma    March 31,  ended June 30, December 31,   Pro Forma     December31,
                               2005        2005     Adjustments   Unaudited      2004          2004       Adjustments       2004
                            -----------  ---------  ------------  ----------  ----------    -----------   -----------   ------------
Net royalty revenues        $         -  $       -                $        -  $   25,867   $          -                 $    25,867
Sales of products                     -          -                         -      28,738                                     28,738
Licensing fees                        -          -                         -     150,000                                    150,000
                            -----------  ---------                ----------  ----------    -----------                 ------------
  Total revenues                      -          -                         -     204,605              -                     204,605


Operating expenses:
 General and administrative
 expenses                        96,386    392,392                   488,778     689,463     1,170,732                    1,860,195
 Royalties                            -          -                         -      30,000             -                       30,000
                            -----------  ---------                ----------  ----------    -----------                 ------------
Total operating expenses         96,386    392,392                   488,778     719,463    1,170,732                     1,890,195

Net loss from operations        (96,386)  (392,392)                 (488,778)   (514,858)  (1,170,732)                   (1,685,590)

Other income/(expense):
 Interest (expense) income, net       -        324  g   (26,431)     (26,107)      3,331        1,310   h  (105,725)       (101,084)
 Other income/(expense)         (25,000)         -  f   197,568      172,568                            f   197,568         197,568
                            -----------  ---------                ----------  ----------    -----------                 ------------
                                (25,000)       324                   146,461       3,331        1,310                        96,484
                            -----------  ---------                ----------  ----------    -----------                 ------------

Net (loss)                  $  (121,386) $(392,068)               $ (342,317) $ (511,527)  $(1,169,422)                 $(1,589,106)
                            ===========  =========                ==========  ===========   ===========                 ============


Basic and diluted
 loss per common share      $     (0.00)                          $    (0.37) $    (0.06)                               $     (5.96)
                            ===========                           ==========  ==========                                ============

Weighted average number
 of common shares
 outstanding and proforma    28,400,889                              916,158   8,266,047                                    266,647
                            ===========                           ==========  ==========                                ============

(f) payables to be transferred
(g) three month interest expense for debentures
(h) annual interest expense for debentures


                                           Taylor Madison Corp. and Subsidiaries
                                  Proforma Condensed Consolidated Statement of Operations
                                                        (Unaudited)



                                             Historical
                                             Registrant               Target
                                           Taylor Madison             Telzuit                                      Pro Forma
                                                Corp.             Technologies, LLC                                Combined
                                           For the three-           For the three-                              For the three-
                                            months ended             months ended                                months ended
                                              March 31,                March 31,               Pro Forma           March 31,
                                                2004                    2004                  Adjustments            2004
                                      -----------------------  ------------------------       ------------  -----------------------

Net royalty revenues                  $                    -   $                     -                      $                    -
Sales of products                                     29,107                         -                                      29,107
Licensing fees                                        50,000                         -                                      50,000
                                      -----------------------  ------------------------                     -----------------------
   Total revenues                                     79,107                         -                                      79,107


Operating expenses:
   General and administrative expenses                83,412                   275,438                                     358,850
   Royalties                                               -                         -                                           -
                                      -----------------------  ------------------------                     -----------------------
   Total operating expenses                           83,412                   275,438                                     358,850

   Net loss from operations                           (4,305)                 (275,438)                                   (279,743)


Other income (expense):
   Interest (expense) income, net                          -                       240    g       (26,431)                 (26,191)
   Other income/(expense)                                  -                         -    f       109,492                  109,492
                                     -----------------------  ------------------------                     -----------------------
                                                           -                       240                                      83,301


Net (loss)                            $               (4,305)                 (275,198)                     $             (196,442)
                                     =======================  ========================                     =======================


Basic and diluted loss per
common share                          $                (0.00)                                               $               (0.71)
                                     =======================                                               =======================


Weighted average number of
commmon shares outstanding and
proforma                                           8,637,109                                                               278,616
                                     =======================                                               =======================

(f) payables to be transferred
(g) three months interest expense for debentures


                             Taylor Madison Corp. and Subsidiaries
                    Proforma Condensed Consolidated Statement of Operations
                                          (Unaudited)



                                               Historical
                                                Registrant           Target
                                              Taylor Madison         Telzuit                         Pro Forma
                                                   Corp.        Technologies, LLC                    Combined
                                               For the year     For the year ended             For the year ended
                                               ended June 30,      December 31,      Pro Forma     December 31,
                                                    2003              2003           Adjustments       2003
                                                 ----------        -----------      ------------   ----------

Net royalty revenues                             $       -        $         -                      $       -
Sales of products                                        -                  -                              -
Licensing fees                                     100,000                  -                        100,000
                                                 ----------        -----------                     ----------
  Total revenues                                   100,000                  -                        100,000


Operating expenses:
General and administrative expenses                184,491          1,160,028                      1,344,519
Royalties                                           30,000                  -                         30,000
                                                 ----------        -----------                     ----------
Total operating expenses                           214,491          1,160,028                      1,374,519

Net loss from operations                          (114,491)        (1,160,028)                    (1,274,519)

Other income/(expense):
Interest (expense) income, net                           -                555  h       105,725        106,280
Other income/(expense)                               2,064                  -  f       109,492        111,556
                                                 ----------        -----------                     ----------
                                                     2,064                555                        217,836


Net loss from continuing operations               (112,427)        (1,159,473)                    (1,056,683)

Discontinued operations:
  Gain from discontinued operations              1,093,468                  -                      1,093,468
                                                 ----------        -----------                     ----------

Net gain (loss)                                  $ 981,041        $(1,159,473)                     $  36,785
                                                 ==========        ===========                     ==========

Basic and diluted gain (loss) per common share
  from continuing operations                     $   (0.02)                                        $   (4.40)

Basic and diluted gain per common share
  from discontinued operations                        0.15                                              4.56
                                                 ----------                                        ----------

Basic and diluted gain per common share          $    0.13                                         $    0.15
                                                 ==========                                        ==========

Weighted average number of common
shares outstanding and proforma                  7,438,889                                           239,964
                                                 ==========                                        ==========

(f) payables to be transferred
(h) annual interest expense for debentures

                          NOTES TO UNAUDITED PRO FORMA
                 CONDENSED COMBINED CONSOLIDATED FINANCIAL DATA
                          OF TAYLOR MADISON AND TELZUIT


Note 1. Basis of presentation

     On May 6, 2005, Telzuit Technologies, LLC ("Telzuit") and Taylor Madison Corp. ("Taylor Madison") reached an agreement. Telzuit LLC formed a wholly-owned subsidiary Telzuit Technologies, Inc. ("Telzuit Inc."). Pursuant to an Asset Purchase Agreement, Telzuit LLC transferred all of its assets to Telzuit Inc. Telzuit, Telzuit Inc. and Taylor Madison then entered into a Share Exchange Agreement pursuant to which Telzuit transferred 100% of the capital stock of Telzuit Inc. in exchange for 2,207,723 shares of Series B Preferred Stock. Due to the conversion rate (12 to 1), irrevocable proxies, and proposed reverse stock split, upon completion of the Share Exchange, Telzuit had voting control of the Taylor Madison. The following unaudited pro forma condensed combined consolidated financial statements have been prepared to give effect to the completed acquisition, which was accounted for as a reverse acquisition in accordance with Statement of Financial Accounting Standards No. 141 ("SFAS 141"), "Business Combinations" in which Taylor Madison was acquired by Telzuit (a reverse acquisition in which Telzuit is considered the acquirer for accounting purposes).

     The following unaudited pro forma condensed combined consolidated balance sheet as of March 31, 2005 and the unaudited pro forma condensed combined consolidated statements of operations for the years ended December 31, 2004 and 2003 and the three months ended March 31, 2005 and 2004 are derived from the historical consolidated financial statements of Taylor Madison as of and for the three months ended March 31, 2005 and 2004, for the year ended June 30, 2004, for the six months ended June 30, 2003 and the six months ended December 31, 2002, and Telzuit as of and for the three months ended March 31, 2005 and 2004 and for the years ended December 31, 2004 and 2003. The assumptions, estimates and adjustments herein have been made solely for purposes of developing these pro forma financial statements.

          The unaudited pro forma condensed combined consolidated balance sheet gives effect to the share exchange as if it had occurred on March 31, 2005 and combines the historical unaudited balance sheet of Taylor Madison at March 31, 2005 and the historical unaudited balance sheet of Telzuit at March 31, 2005. The unaudited pro forma condensed combined consolidated statements of operations for the three months ended March 31, 2005 and 2004 gives effect to the proposed share exchange as if it had occurred on January 1, 2005 and 2004, respectively. The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2004 gives effect to the proposed reverse merger of Taylor Madison and Telzuit as if it had occurred on January 1, 2004 and, due to different fiscal period ends, combines the historical results of Taylor Madison for the year ended June 30, 2004 and the historical results of Telzuit for the fiscal year ended December 31, 2004. The unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2003 gives effect to the proposed reverse merger of Taylor Madison and Telzuit as if it had occurred on January 1, 2003 and, due to different fiscal period ends, combines the historical results of Taylor Madison for the six months ended June 30, 2003 and the six months ended December 31, 2002 and the historical results of Telzuit for the fiscal year ended December 31, 2003.

     The unaudited pro forma condensed combined consolidated financial statements do not include any adjustments regarding liabilities incurred or cost savings achieved resulting from integration of the two companies, as management is in the process of assessing what, if any, future actions are necessary. However, additional liabilities ultimately may be recorded for other costs associated with removing redundant operations that could affect amounts in these pro forma condensed combined consolidated financial statements, and their effects may be material.

Note 2. Pro forma adjustments

Pro forma adjustments are necessary to adjust amounts to reflect the Share Exchange Agreement, to reflect the transfer of certain liabilities by Taylor Madison Corp. to Taylor Madison Holdings pursuant to the agreement, the use of proceeds from the issuance of the debentures pursuant to the transaction and to reflect interest expense related to the debentures issued pursuant to the transaction.

Series B Preferred Stock
------------------------
On May 6, 2005, the Registrant filed an Articles of Amendment to its Articles of Incorporation adopting the Certificate of Designations, Preferences, and Rights of the Series B Preferred Stock, as approved by the Board of Directors (the "Certificate of Designations"). The Certificate of Designation authorizes 2,300,000 shares Series B Preferred Stock. Among other matters, each outstanding share of Series B Preferred Stock shall converts, without any adjustment for the proposed 1-for-31 reverse stock split, into twelve (12) shares of Common Stock, and votes and has liquidation and dividend preferences at a multiple of twelve times the Common Stock.

Convertible Debentures
----------------------
Pursuant to the Securities Purchase Agreement and Share Exchange Agreement, the Registrant, on May 6, 2005, issued (a) 10% Convertible Debentures, having an aggregate original principal balance of $565,000, and (b) Class A Warrants entitling the debenture holders to purchase, in the aggregate, 718,750 shares of Registrants' common stock, par value $.001 per share (the "Common Stock"), at an exercise price of $.60 per share (the "Bridge Financing"). The 10% Convertible Debentures are due one year from the date of issuance, or, upon the earlier occurrence of certain events specified in each 10% Convertible Debenture, all principal and accrued interest of each debenture automatically converts into either (a) the Registrant's Common Stock at a price of $.40 per share of Common Stock, or (b) units at a price of $.66 per unit, each unit being comprised of
(i) one share of a to be designated series of Preferred Stock of the Registrant, which upon designation will be convertible into Registrant's Common Stock at a price of $.60 per share, and (ii) one Class B warrant, each Class B warrant having an exercise price of $.80 per share.(5) The purchase price paid to the Registrant in connection with the Bridge Financing was $565,000. The securities issued in connection with the Bridge Financing were issued pursuant to Rule 506 of Regulation D. The 10% Convertible Debentures and Class A warrants were sold to institutional or accredited investors.

The Class A Warrants are exercisable by the holder at any time before the date five (5) years from the date of issuance. Beginning twelve (12) months following the date of issuance of the Class A Warrants, if the closing bid price of the Registrant's common stock exceeds two dollars ($2.00) US for a period of twenty
(20) consecutive trading days, and the Registrant's common stock has an average trading volume in excess of fifty thousand (50,000) shares per day for the twenty (20) prior trading days, the Class A Warrants may be redeemed by the Company at one cent ($.01) per warrant.

Additionally, pursuant to the Securities Purchase Agreement and Share Exchange Agreement, the Registrant, on May 19, 2005, issued additional (a) 10% Convertible Debentures, having an aggregate original principal balance of $492,250 (bringing the total issued to $1,057,250), and additional (b) Class A Warrants entitling the debenture holders to purchase, in the aggregate, 615,312 shares of Registrants' common stock, par value $.001 per share (the "Common Stock"), at an exercise price of $.60 per share (the "Bridge Financing"). The 10% Convertible Debentures are due one year from the date of issuance, or, upon the earlier occurrence of certain events specified in each 10% Convertible Debenture, all principal and accrued interest of each debenture automatically converts into either (a) the Registrant's Common Stock at a price of $.40 per share of Common Stock, or (b) units at a price of $.66 per unit, each unit being comprised of (i) one share of a to be designated series of Preferred Stock of the Registrant, which upon designation will be convertible into Registrant's Common Stock at a price of $.60 per share, and (ii) one Class B warrant, each Class B warrant having an exercise price of $.80 per share. The purchase price paid to the Registrant in connection with the Bridge Financing was $492,500. The securities issued in connection with the Bridge Financing were issued pursuant to Rule 506 of Regulation D. The 10% Convertible Debentures and Class A warrants were sold to institutional or accredited investors.

The Class A Warrants are exercisable by the holder at any time before the date five (5) years from the date of issuance. Beginning twelve (12) months following the date of issuance of the Class A Warrants, if the closing bid price of the Registrant's common stock exceeds two dollars ($2.00) US for a period of twenty
(20) consecutive trading days, and the Registrant's common stock has an average trading volume in excess of fifty thousand (50,000) shares per day for the twenty (20) prior trading days, the Class A Warrants may be redeemed by the Company at one cent ($.01) per warrant.

The pro forma adjustments included in the unaudited pro forma condensed combined consolidated financial statements are as follows:

(a) to account for the 1-31 stock split
(b) to issue 10% convertible debentures
(c) issuance of preferred stock
(d) use of proceeds
(e) payables to be written off
(f) Payables to be transferred
(g) three month interest expense for debentures
(h) annual interest expense for debentures


Note 3. Pro forma net loss per share

Pro forma net loss per share are based on the weighted average shares of Taylor Madison Corp.'s common stock outstanding during the period giving recognition to the 1 for 31 reverse stock split that was part of the merger agreement. The weighted average number of shares does not include shares issueable pursuant to the convertible debentures or the Series B preferred stock as their inclusion would be antidilutive.